CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-6 of The Prudential Variable Contract Account GI-2 (“Registration Statement”) of our report dated April 15, 2020 relating to the financial statements of the subaccounts listed in Appendix A, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our reports dated April 7, 2020 relating to the statutory financial statements of The Prudential Insurance Company of America, which appears in this Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, NY
April 15, 2020

Appendix A

• Prudential Government Money Market Portfolio	• Fidelity® VIP Equity-Income Portfolio (Service Class)
• Prudential Flexible Managed Portfolio	• PIMCO Long-Term U.S. Government Portfolio (Administrative Class)
• Prudential Stock Index Portfolio	• DWS Capital Growth VIP (Class A)
• Prudential Equity Portfolio (Class I)	• Franklin Mutual Global Discovery VIP Fund (Class 2)
• Neuberger Berman AMT Short Duration Bond Portfolio (Class I)	• PIMCO Total Return Portfolio (Administrative Class)
• DWS High Income VIP (Class A)	• AB VPS International Growth Portfolio (Class A)
• MFS® Research Series (Initial Class)	• Fidelity® VIP Freedom 2015 Portfolio (Service Class)
• BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	• Invesco V.I. International Growth Fund (Series I)
• Templeton Foreign VIP Fund (Class 2)	• Templeton Global Bond VIP Fund (Class 2)
• Templeton Developing Markets VIP Fund (Class 2)	• Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)
• Prudential Diversified Bond Portfolio	• Fidelity® VIP Mid Cap Portfolio (Service Class)
• Prudential High Yield Bond Portfolio	• Franklin Strategic Income VIP Fund (Class 2)
• Prudential Value Portfolio (Class I)	• Fidelity® VIP Value Strategies Portfolio (Service Class)
• Prudential Jennison Portfolio (Class I)	• Fidelity® VIP Government Money Market Portfolio (Service Class)
• Prudential Global Portfolio	• Fidelity® VIP Freedom 2025 Portfolio (Service Class)
• American Century VP Balanced Fund (Class I)	• Fidelity® VIP Contrafund® Portfolio (Service Class)
• American Century VP International Fund (Class I)	• Fidelity® VIP Freedom 2020 Portfolio (Service Class)
• American Century VP Value Fund (Class I)	• Fidelity® VIP Index 500 Portfolio (Service Class)
• T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)	• PIMCO Low Duration Portfolio (Administrative Class)
• T. Rowe Price New America Growth Portfolio	• PIMCO Short-Term Portfolio (Administrative Class)
• Prudential Small Capitalization Stock Portfolio	• DWS Small Cap Index VIP (Class A)
• MFS® Total Return Bond Series (Initial Class)	• Royce Micro-Cap Portfolio (Investment Class)
• T. Rowe Price Equity Income Portfolio (Equity Income Class)	• Royce Small-Cap Portfolio (Investment Class)
• Neuberger Berman AMT Large Cap Value Portfolio (Class I)	• AB VPS Small Cap Growth Portfolio (Class A)
• Janus Henderson VIT Global Research Portfolio (Institutional Shares)	• Invesco V.I. Small Cap Equity Fund (Series I)
• Janus Henderson VIT Research Portfolio (Institutional Shares)	• Franklin Small Cap Value VIP Fund (Class 2)
• Janus Henderson VIT Overseas Portfolio (Institutional Shares)	• Fidelity® VIP Freedom 2030 Portfolio (Service Class)
• Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)	• Lazard Retirement International Equity Portfolio (Service Shares)
• Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	• AST Balanced Asset Allocation Portfolio
• AB VPS Real Estate Investment Portfolio (Class A)	• AST Wellington Management Hedged Equity Portfolio ***
• DWS Government & Agency Securities VIP (Class A)	• AST Preservation Asset Allocation Portfolio
• Prudential Conservative Balanced Portfolio	• JPMorgan Insurance Trust Core Bond Portfolio (Class 1)
• Prudential Jennison 20/20 Focus Portfolio (Class I)	• JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)
• BNY Mellon VIF, International Equity Portfolio (Initial Shares)	• JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)
• DWS Small Mid Cap Value VIP (Class A)	• AST Cohen & Steers Realty Portfolio
• Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)	• Neuberger Berman AMT Sustainable Equity Portfolio (Class I)
• T. Rowe Price Moderate Allocation Portfolio	• AST Neuberger Berman/LSV Mid-Cap Value Portfolio
• Prudential Government Income Portfolio	• Invesco V.I. Government Securities Fund (Series I)
• Prudential Natural Resources Portfolio (Class I)	• Invesco V.I. Managed Volatility Fund (Series I)
• T. Rowe Price International Stock Portfolio	• Neuberger Berman AMT International Equity (Class S)
• Invesco V.I. Core Equity Fund (Series I)	• PIMCO VIT All Asset Portfolio (Administrative Class)